THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM B Share
ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Series, ChoicePlusSM Design
ChoicePlusSM Rollover, ChoicePlusSM Signature

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM B Share
ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Series, ChoicePlusSM Design
ChoicePlusSM Signature

Supplement dated September 25, 2013 to the Prospectus dated May 1, 2013, as supplemented

This Supplement outlines information regarding sample portfolios available for new contracts purchased on or after November 11, 2013.  All other provisions outlined in the prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

When purchasing a contract on or after November 11, 2013, you may allocate your initial Purchase Payment among certain sample portfolios.  Each sample portfolio consists of several underlying funds, each of which represents a specified percentage of your Purchase Payment.  You may select only one portfolio, and you must allocate 100% of your initial contribution to that portfolio.  If you select a portfolio, we will invest your initial Purchase Payment among the funds within the portfolio according to the percentage allocations. Any subsequent Purchase Payments will be invested according to your instructions at the time of the subsequent Purchase Payment.  You may de-select a sample portfolio at any time. Sample portfolios are available only at contract issue and are not available for election with any Living Benefit rider (except i4LIFE® Advantage without Guaranteed Income Benefit).

Your portfolio will not be automatically rebalanced. In order to maintain the portfolio’s specified subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your contract value.

Your registered representative may discuss portfolios with you to assist you in deciding how to allocate your Purchase Payment amongst the various investment options available under your contract.  The portfolios were designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD).  LFD provides these strategies to broker dealers who may provide them to their clients.  These strategies do not constitute investment advice, and you should consult your registered representative to determine whether you should utilize a portfolio or which portfolio is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that these strategies will not reflect the return expectations or risk tolerance they expected over time.

Please retain this Supplement for future reference.